SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest ev      07/27/98


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

(as depositor under the Sale and Servicing Agreement, dated as of June 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-2, Home Loan Asset Backed Notes, Series 1998-2)


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-51375             06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
New York, New York  10019
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 713-2000

Item 5. Other Events
     On behalf of Empire Funding Home Loan Owner Trust 1998-2, Home Loan Asset Backed Notes, Series 1998-2, a Trust created pursuant to the Sale and Servicing Agreement, dated June 1, 1998, by U.S. Bank
     National Association d.b.a. First Bank National Association, as
     Indenture Trustee for the Trust, the Indenture Trustee has caused to be filed with the Commission, the monthly report dated
          27-Jul-98 .
     The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

     A.     Monthly Report Information
            See Exhibit No.1
     B.     Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

     C.     Item 1: Legal Proceedings:  NONE

     D.     Item 2: Changes in Securities:   NONE

     E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

     Exhibit No.   1

        1.     Monthly Distribution Report

                  EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-2

                           SERIES 1998-2


                    DISTRIBUTION STATEMENT
Distribution Date:        07/27/98



     Beginning                                                   Ending
     Certificate    Principal      Interest       Total          Certificate
ClassBalance *      Distribution   Distribution   Distribution   Balance

A-1   57,666,000.00   1,447,758.59     310,894.96   1,758,653.55  56,218,241.41
A-2   56,904,000.00           0.00      79,412.69      79,412.69  56,904,000.00
A-3   23,089,000.00           0.00      32,786.38      32,786.38  23,089,000.00
A-4   36,212,000.00           0.00      52,547.64      52,547.64  36,212,000.00
A-5   22,516,500.00           0.00      34,825.52      34,825.52  22,516,500.00
A-6   19,500,000.00           0.00      29,120.00      29,120.00  19,500,000.00
A-IO  30,300,000.00           0.00      34,272.67      34,272.67  30,300,000.00
M-1   30,300,000.00           0.00      47,066.00      47,066.00  30,300,000.00
M-2   21,967,500.00           0.00      36,270.78      36,270.78  21,967,500.00
B-1   25,755,000.00           0.00      51,681.70      51,681.70  25,755,000.00
B-2    9,090,000.00           0.00      18,604.20      18,604.20   9,090,000.00
Total303,000,000.00   1,447,758.59     727,482.54   2,175,241.13 301,552,241.41

     Payment of LossInterest       Allocable
     Reimbursement  Carry Forward  Loss
ClassDeficiency     Amount         Amount

A-1              NA           0.00             NA
A-2              NA           0.00             NA
A-3              NA           0.00             NA
A-4              NA           0.00             NA
A-5              NA           0.00             NA
A-6              NA           0.00             NA
A-IO             NA           0.00             NA
M-1            0.00           0.00           0.00
M-2            0.00           0.00           0.00
B-1            0.00           0.00           0.00
B-2            0.00           0.00           0.00
Total          0.00           0.00           0.00


           AMOUNTS PER $1,000 UNIT                Ending         Current
     Principal      Interest       Total          Certificate    Pass Through
ClassDistribution  Distribution    Distribution   Balance        Interest Rate

A-1     25.10593053     5.39130441    30.49723494   974.89406947        5.70844%
A-2      0.00000000     1.39555550     1.39555550 1,000.00000000        6.28000%
A-3      0.00000000     1.42000000     1.42000000 1,000.00000000        6.39000%
A-4      0.00000000     1.45111123     1.45111123 1,000.00000000        6.53000%
A-5      0.00000000     1.54666667     1.54666667 1,000.00000000        6.96000%
A-6      0.00000000     1.49333333     1.49333333 1,000.00000000        6.72000%
A-IO     0.00000000     1.13111122     1.13111122 1,000.00000000        5.09000%
M-1      0.00000000     1.55333333     1.55333333 1,000.00000000        6.99000%
M-2      0.00000000     1.65111096     1.65111096 1,000.00000000        7.43000%
B-1      0.00000000     2.00666667     2.00666667 1,000.00000000        9.03000%
B-2      0.00000000     2.04666667     2.04666667 1,000.00000000        9.21000%
Total

                  EMPIRE FUNDING HOME LOAN OWNER TRUST 1998-2
                               PASS-THROUGH CERTIFICATES
                           SERIES 1998-2


                    Distribution Date:                  07/27/98

                                   Payment Statement
                    Sale and Servicing Agreement Dated June 1, 1998

i)   Available Collection Amount                                   2,371,725.74
      Available Payment Amount                                     2,175,241.13

ii)  Beginning and Ending Class Principal Balances               See page 1
      Beginning Pool Principal Balance                           300,000,152.00
      Ending Pool Principal Balance                              298,552,393.41

                                                     Beginning       Ending
iii)  Class Factors                Class A-1          1.00000000     0.97489407
                                   Class A-2          1.00000000     1.00000000
                                   Class A-3          1.00000000     1.00000000
                                   Class A-4          1.00000000     1.00000000
                                   Class A-5          1.00000000     1.00000000
                                   Class A-6          1.00000000     1.00000000
                                   Class A-IO         1.00000000     1.00000000
                                   Class M-1          1.00000000     1.00000000
                                   Class M-2          1.00000000     1.00000000
                                   Class B-1          1.00000000     1.00000000
                                   Class B-2          1.00000000     1.00000000


iv)  Interest from Mortgagors / Master Servicer                      922,898.00
      Interest from Purchased Loans                                    1,066.25
      Interest from Liquidated Mortgage Loans                              0.00
                                                                     923,964.25


      Principal Collections (Regular Installments)                   329,122.49
      Principal Collections (Curtailments and Paid in Fulls)       1,069,153.48
      Substitution Adjustment                                              0.00
      Principal from Liquidated Mortgage Loans                             0.00
      Principal from Purchased Loans                                  49,482.62
                                                                   1,447,758.59


Total Payments                                                     2,371,722.84
plus:  Interest Income on the Collection, Certificate and Note Di          2.90
less:  Trust Fees and Expenses                                       196,484.61
Available Payment Amount                                           2,175,241.13



v)  Optimal Principal Balances:                                            0.00
          Senior                                                           0.00
          Class M-1                                                        0.00
          Class M-2                                                        0.00
          Class B-1                                                        0.00
          Class B-2
vi) Overcollateralization Deficiency Amount (before distribution 10,500,005.32 Overcollateralization Deficiency Amount (after distribution 10,500,005.32
       Amounts distributed to the Residual Interest                           0



vii)  Servicing Compensation                                         194,526.28
        Indenture Trustee Fee                                          1,625.00
        Owner Trustee Fee                                                333.33


viii)  Overcollateralization Amount                                        0.00
        Undercollateralization Amount                              2,999,848.00
         Overcollateralization Target Amount                      10,500,005.32
         Net Loan Losses                                                   0.00
         Cumulative Net Loan Losses                                        0.00
         Allocable Loss Amount                                             0.00
         Excess Spread                                                     0.00
                                                  Beginning      Ending
ix)  Weighted Average Maturity of the Home Loans             244            243
       Weighted average Home Loan Interest Rate of        13.758%        13.758%

x)  Performance information in Servicer's Monthly Remittance Report
     60 Day Delinquency Amount                                             0.00
     Six-Month Rolling Delinquency Average                                 0.00
     Net Delinquency Calculation Amount                                    0.00

xiii)                                            Current
                                                     Aggregate
Combination Loans                      Number      Prin Balance
A)Defaulted Home Loans                          0           0.00
B)Liquidated Home Loans                         0           0.00
C)Deleted Home Loans (Defective)                0           0.00
D)Deleted Home Loans (Defaulted)                0           0.00

                                                       Cumulative
                                                     Aggregate
Combination Loans                      Number     Principal Balance
A)Defaulted Home Loans                          0           0.00
B)Liquidated Home Loans                         0           0.00
C)Deleted Home Loans (Defective)                0           0.00
D)Deleted Home Loans (Defaulted)                0           0.00



                                                   Current
                                                     Aggregate
Debt Consolidation Loans               Number      Prin Balance
A)Defaulted Home Loans                          0           0.00
B)Liquidated Home Loans                         0           0.00
C)Deleted Home Loans (Defective)                0           0.00
D)Deleted Home Loans (Defaulted)                0           0.00
                                                       Cumulative
                                                     Aggregate
Debt Consolidation Loans               Number     Principal Balance
A)Defaulted Home Loans                          0           0.00
B)Liquidated Home Loans                         0           0.00
C)Deleted Home Loans (Defective)                0           0.00
D)Deleted Home Loans (Defaulted)                0           0.00

xiv)  Liquidated and Defaulted Loan                Current
                                                  Aggregate
                                   Number         Principal Balance
     Liquidated Loans                           0              0
     Defaulted Loans                            0              0

                                                       Cumulative

                                   Number         Aggregate
     Liquidated Loans                             Principal Balance
     Defaulted Loans                            0              0
                                                0              0
xiv)  Delinquency And Foreclosure Information:
                                    # of Accounts  Prin Balance    % of Total
     30-59 Days Delinquent                     13     452,081.99          0.151%
     60-89 Days Delinquent                      0           0.00          0.000%
     90-179 Days Delinquent                     0           0.00          0.000%
     180 or more Days Delinquent                0           0.00          0.000%
   Loans in foreclosure proceedings             0           0.00          0.000%
     Foreclosed Properties                      0           0.00          0.000%


       Loans in bankruptcy proceedi # of Accounts  Prin Balance    % of Total
     30-59 Days Delinquent                      1      24,977.91          0.008%
     60-89 Days Delinquent                      0           0.00          0.000%
     90-179 Days Delinquent                     0           0.00          0.000%
      180 or more Days Delinquent               0           0.00          0.000%
     Aggregate                                  1      24,977.91          0.008%

                                                  Current
                                   Original       Period
     Class A-1 Note Interest Rate         5.70844%       5.70844%
     One-Month LIBOR                      5.64844%       5.64844%




     SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/sTina Hatfield
Name:Tina Hatfield
Title:             Vice President
U.S. Bank Trust National Association


Dated      07/31/98